UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    April 25, 2008

Isilon Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33196	91-2101027
(Commission File Number)	(IRS Employer Identification No.)

3101 Western Avenue, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

(206) 315-7500
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Offices
SIGNATURES

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Offices

On April 25 2008, the Compensation Committee of Isilon Systems, Inc. approved fiscal year 2008 compensation arrangements for its executive officers.  Base salaries for certain named executive officers were increased as follows:

Named Executive Officer	Previous	New
Steven D. Fitz, Senior VP of Worldwide Sales and Services	$225,000	$250,000
Gwen E. Weld, VP of Human Resources and Organizational Development	$185,000	$200,000

    The Compensation Committee did not adjust the base salaries of the other named executive officers, which remained in effect at their current rates, as described in our 2008 proxy statement filed with the Securities and Exchange Commission on April 24, 2008.

In addition, the Compensation Committee approved performance-based incentive compensation targets for fiscal year 2008 for named executive officers as follows:

Named Executive Officer	Target
Sujal M. Patel, President and Chief Executive Officer	$200,000
Steven D. Fitz, Senior VP of Worldwide Sales and Services	$275,000
Gwen E. Weld, VP Human Resources and Organizational Development	$150,000
Paul G. Rutherford, Chief Technology Officer	$150,000
William D. Richter, Interim Chief Financial Officer and VP of Finance	$100,000

In regard to the performance-based incentive compensation targets, as discussed in our 2008 proxy statement, the Compensation Committee established a new performance-based incentive program for executive officers that is based upon the achievement by the company of specified annual revenue goals, non-GAAP operating income goals and corporate-wide performance goals.  Such performance-based target bonuses are based on the following:  50% based on achievement of specified annual revenue goals, 25% based on achievement of specified non-GAAP operating income goals, and 25% based on achievement of additional specified corporate-wide performance goals.  For any executive officer to qualify for any bonus payment tied to the revenue goals, the company must achieve at least 80% of the specified goals; in order for any executive to qualify for any bonus payment tied to the non-GAAP operating income goals, the company must achieve at least 100% of the specified goals.  Moreover, in the event that the specified company revenue goals are exceeded, executive officers will have the opportunity to earn an incremental bonus based on the amount the company exceeds the targeted revenue goals.

The Compensation Committee also authorized the granting of stock option awards to our named executive officers pursuant to our 2006 Equity Incentive Plan.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isilon Systems, Inc.
(Registrant)

Date: May 1, 2008	By:	/s/ Keenan M. Conder
Keenan M. Conder
VP General Counsel and Secretary